UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2005

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No.: 0-26823	73-1564280
(State or other jurisdiction of incorporation or organization)		(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 600, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 25, 2005, Seminole Electric Cooperative, Inc. (“Seminole”) and Webster County Coal, LLC (successor-in-interest to Webster County Coal Corporation), White County Coal, LLC (successor-in-interest to White County Coal Corporation), and Alliance Coal, LLC, as successor-in-interest to Mapco Coal, Inc. and agent for Webster County Coal, LLC and White County Coal, LLC (Webster County Coal, LLC, White County Coal, LLC and Alliance Coal, LLC are hereinafter referred to as the “Seller”) entered into an agreement (“Amendment No. 4 to the Coal Supply Agreement”) to amend their Restated and Amended Coal Supply Agreement between Seminole and Webster County Coal Corporation and White County Coal Corporation dated February 1, 1986, as amended (the “Coal Supply Agreement”). The Coal Supply Agreement requires the Seller to sell to Seminole, and Seminole to purchase, coal from the Seller’s mines for use in Seminole’s Plant Units 1 and 2 located in the State of Florida. The Coal Supply Agreement has a term beginning February 1, 1986 and continuing through December 31, 2010.

Amendment No.4 to the Coal Supply Agreement amends certain provisions of the above referenced Coal Supply Agreement to:

(1)	terminate effective September 1, 2005 Amendment No. 3, dated January 1, 2003, to the Coal Supply Agreement (“Amendment No. 3”);

(2)	confirm, acknowledge and provide that the Coal Supply Agreement and Amendment No. 1, dated May 10, 1996, together contain the entire agreement between the parties as to coal produced, sold and delivered pursuant to the Coal Supply Agreement and provide that there are no representations, undertakings, or agreements, oral or written, which are not included in the Coal Supply Agreement and said Amendment No. 1; and

(3)	confirm and acknowledge, to the best of Seller’s and Seminole’s respective knowledge and belief, that the Guaranty, signed by MAPCO, Inc., remains in full force and effect.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 25, 2005, Seminole Electric Cooperative, Inc. (“Seminole”) and Webster County Coal, LLC (successor-in-interest to Webster County Coal Corporation), White County Coal, LLC (successor-in-interest to White County Coal Corporation), and Alliance Coal, LLC, as successor-in-interest to Mapco Coal, Inc. and agent for Webster County Coal, LLC and White County Coal, LLC (Webster County Coal, LLC, White County Coal, LLC and Alliance Coal, LLC are hereinafter referred to as the “Seller”) entered into an agreement (“Amendment No. 4 to the Coal Supply Agreement”) to amend their Restated and Amended Coal Supply Agreement between Seminole and Webster County Coal Corporation and White County Coal Corporation dated February 1, 1986, as amended (the “Coal Supply Agreement”). The Coal Supply Agreement requires the Seller to sell to Seminole, and Seminole to purchase, coal from the Seller’s mines for use in Seminole’s Plant Units 1 and 2 located in the State of Florida. The Coal Supply Agreement has a term beginning February 1, 1986 and continuing through December 31, 2010.

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Amendment No. 4 to the Coal Supply Agreement amends certain provisions of the above referenced Coal Supply Agreement to:

(1)	terminate effective September 1, 2005 Amendment No. 3, dated January 1, 2003, to the Coal Supply Agreement (“Amendment No. 3”);

(2)	confirm, acknowledge and provide that the Coal Supply Agreement and Amendment No. 1, dated May 10, 1996, together contain the entire agreement between the parties as to coal produced, sold and delivered pursuant to the Coal Supply Agreement and provide that there are no representations, undertakings, or agreements, oral or written, which are not included in the Coal Supply Agreement and said Amendment No. 1; and

(3)	confirm and acknowledge, to the best of Seller’s and Seminole’s respective knowledge and belief, that the Guaranty, signed by MAPCO, Inc., remains in full force and effect.

The material circumstances surrounding the termination of Amendment No. 3 are that (1) Amendment No. 3 provided the agreement between the Seller and Seminole concerning the substitution of non-conventional source fuel, or “synfuel,” for contract coal and (2) synfuel tax credits are subject to a pro-rata phase-out or reduction. Thus, Seminole and the Seller terminated Amendment No. 3 effective September 1, 2005. There were no material early termination penalties incurred by the registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1	Restated and Amended Coal Supply Agreement between Seminole Electric Cooperative, Inc. and Webster County Coal Corporation and White County Coal Corporation dated February 1, 1986, as amended (the “Coal Supply Agreement”). (Incorporated by reference to Exhibit 10.9 to Alliance Resource Partners, L.P.’s Registration Statement on Form S-1/A filed July 20, 1999, Registration No. 333-78845). (Portions of this agreement have been omitted based upon a request for confidential treatment. Those omitted portions have been filed with the SEC).

10.2	Amendment No. 3 dated January 1, 2003, between Seminole Electric Cooperative, Inc. and Webster County Coal, LLC (successor-in-interest to Webster County Coal Corporation), White County Coal, LLC (successor-in-interest to White County Coal Corporation), and Alliance Coal, LLC, as successor-in-interest to Mapco Coal, Inc. and agent for Webster County Coal, LLC and White County Coal, LLC, to the Coal Supply Agreement

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(Incorporated by reference to Exhibit 10.39 of Alliance Resource Partners, L.P.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, File No. 000-26823).

10.3	Amendment No. 4 dated October 25, 2005, 2005, between Seminole Electric Cooperative, Inc. and Webster County Coal, LLC (successor-in-interest to Webster County Coal Corporation), White County Coal, LLC (successor-in-interest to White County Coal Corporation), and Alliance Coal, LLC, as successor-in-interest to Mapco Coal, Inc. and agent for Webster County Coal, LLC and White County Coal, LLC, to the Coal Supply Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its managing general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President and Chief Executive Officer

Date: October 26, 2005

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